                                                                    EXHIBIT 10.1


                           BANK OF CALIFORNIA CENTER

                                   LEASE INDEX

SECTION NO.                                                               PAGE NO.
     1.         Lease Data and Exhibits...............................
     2.         Leased Premises.......................................
     3.         Term..................................................
     4.         Rent..................................................
     5.         Security Deposit......................................
     6.         Uses..................................................
     7.         Services and Utilities................................
     8.         Cost of Service and Utilities.........................
     9.         Property Taxes........................................
     10.        Tax on Rentals........................................
     11.        Possession............................................
     12.        Care of Leased Premises...............................
     13.        Acceptance of Leased Premises.........................
     14.        Leasehold Improvements................................
     15.        Access................................................
     16.        Damage or Destruction.................................
     17.        Waiver of Subrogation.................................
     18.        Indemnification ......................................
     19.        Assignment and Subletting.............................
     20.        Advertising...........................................
     21.        Liens and Insolvency..................................
     22.        Defaults..............................................
     23.        Priority..............................................
     24.        Removal of Property...................................
     25.        Non-Waiver............................................
     26.        Surrender of Possession...............................
     27.        Holdover..............................................
     28.        Condemnation..........................................
     29.        Notices...............................................
     30.        Cost and Attorneys' Fees..............................
     31.        Landlord's Liability..................................
     32.        Captions and Construction.............................
     33.        Landlord's Consent....................................
     34.        Successors............................................
     35.        General...............................................

     Exhibit A     Floor Plan
     Exhibit B     Rules and Regulations
     Exhibit C     Additional Terms and Provisions
     Exhibit D     Legal Description
     Exhibit E     Janitorial Specifications



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                                      LEASE


THIS LEASE made this 31st day of August, 1995 between Continental Seattle Partners Limited Partnership, A Washington Limited Partnership, herein called, "Landlord," and Toll-Free Cellular Inc., a Washington Corporation herein called "Tenant."

                                   WITNESSETH:

1.      LEASE DATA AND EXHIBITS:

(a) LEASED PREMISES: The leased premises consist of SUITE 3400 AS OUTLINED IN RED AND MARKED BY CROSS-HATCHING ON ATTACHED EXHIBIT A on the 34TH floor(s) of the building located at 900 Fourth Avenue, Seattle, King County, Washington (the "Building"), and situated on a portion of Block 22, C.D. Boren's Addition to the City of Seattle, in King County, Washington, including the vacated alley therein (herein called the "land"). Such premises are hereinafter called the "leased premises." SEE EXHIBIT D, LEGAL DESCRIPTION.

(b) FLOOR AREAS: The agreed floor area of the leased premises is 11,978 rentable square feet, and the gross square footage of the Building is 474,592 square feet.

(c)     LEASE TERM: SEE EXHIBIT C, ADDITIONAL TERMS AND PROVISIONS.

(d)     RENT: SEE EXHIBIT C, ADDITIONAL TERMS AND PROVISIONS.

(e)     SECURITY DEPOSIT:  SEE EXHIBIT C, ADDITIONAL TERMS AND PROVISIONS.

(f) USE: The leased premises shall be used only for a BUSINESS OFFICE AND RELATED USES.

(g) EXHIBITS: The following exhibits or riders are made a part of this lease:

               EXHIBIT A            FLOOR PLAN
               EXHIBIT B            RULES AND REGULATIONS
               EXHIBIT C            ADDITIONAL TERMS AND PROVISIONS
               EXHIBIT D            LEGAL DESCRIPTION
               EXHIBIT E            JANITORIAL SPECIFICATIONS

2. LEASED PREMISES: Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, those certain premises described in Section 1(a) hereof.

3. TERM: The lease term shall be for the period stated in Section 1(c) hereof.

4. RENT: Tenant shall pay Landlord the monthly rental stated in Section 1(d) hereof, payable in lawful money of the Untied States in advance on or before the day specific in Section 1(d) to Landlord at the building rental office at 1600 Bank of California Building, Seattle, Washington 98164, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing.

5. SECURITY DEPOSIT: As partial consideration for the execution of this lease Tenant shall pay to Landlord the sum specific in EXHIBIT C ADDITIONAL TERMS AND PROVISIONS, COLLATERAL/SECURITY DEPOSIT, hereof, the receipt of which is hereby acknowledge. If Tenant shall default with respect to any covenant or condition of this lease, including but not limited to the payment of rent, Landlord may apply all or any part of such deposit to the payment of any sum in default or any other sum which Landlord may be required to spend or incur by reason of Tenant's default. If Tenant shall have fully complied with all of the covenants and conditions of this lease, but not otherwise, such sum shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this lease.

6.      USES: The leased premises are to be used only for the uses specified in
        Section 1(f) hereof, and for no other business or purpose without the written consent of Landlord. No act shall be done in or about the



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        leased premises that is unlawful or that will increase the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the leased premises or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. The Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the leased premises which will cause any substantial noise or vibration. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other Tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use of the leased premises and shall observe such reasonable rules and regulations as may be adopted and published by Landlord for the safety, care and cleanliness of the leased premises or the Building, and for the preservation of good order therein.

7. SERVICES AND UTILITIES: As long as tenant is not in default BEYOND THE CURE PERIOD under any of the provisions of this lease, Landlord shall maintain the leased premises and the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition AND IN ACCORDANCE WITH FIRST CLASS STANDARDS FOR BUILDINGS OF THE SAME generation, except for damage occasioned by the act or omission of Tenant, the repair of which damage shall be paid for by Tenant.

        Landlord shall furnish the leased premises with electricity for lighting and the operation of low power usage office machinery, heat and normal air conditioning, and elevator service, during the ordinary business hours of the Building. ORDINARY BUSINESS HOURS ARE 8:00 AM TO 6:00 PM, MONDAY THROUGH FRIDAY, (EXCEPT HOLIDAYS), AND 8:00 AM TO 1:00 PM ON SATURDAYS. Landlord shall also provide light replacement service for Landlord furnished building standard 2' x 4' florescent lighting fixtures, toilet room supplies, perimeter window washing at reasonable intervals, and customary building janitor service. Landlord shall not be liable to Tenant for any loss or damage caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, EXCEPT IN THE CASE OF LANDLORD'S GROSS NEGLIGENCE. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident or strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

        Before installing any equipment in the leased premises that generates more than a minimum amount of heat, Tenant shall obtain the written permission of Landlord and Landlord may refuse to grant such permission if the amount of heat generated would place on undue burden on the air conditioning system for the Building. TENANT HAS ADVISED LANDLORD THAT IT WILL HAVE A COMPUTER WITH MONITOR ON EACH DESK. TENANT SHALL ALSO INSTALL ITS OWN BACKUP POWER SUPPLY ("UPS") IF IT DEEMS NECESSARY.

        If Tenant uses any high power usage equipment in the Premises or uses a supplementary HVAC system to provide cooling for its computers or other equipment, Tenant shall in advance, on the first day of each month during the Lease Term, pay Landlord as additional rent the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or supplementary HVAC system. The base Rent stated in Section 1(d) of this Lease does not include any amount to cover the cost of furnishing electricity for such purpose, Tenant shall not install a supplementary HVAC system without Landlord's written consent, which consent shall not be unreasonably withheld, CONDITIONED OR DELAYED. Tenant shall pay all costs for the installation, operation and maintenance of its supplementary air conditioning system.

8. COST OF SERVICES AND UTILITIES: Tenant shall pay to Landlord, as additional rent, the amounts determined as hereinafter provided to compensate Landlord for any increases in the cost of the services and utilities provided by Landlord. The base cost of such services and utilities shall be deemed to be $ 7.89 per square foot of the leased premises per year, of which $ 2.80 thereof shall be deemed attributable to janitorial maintenance and $ 5.09 thereof to other services and utilities provided by Landlord.

        The base scale for janitorial maintenance shall be the average union scale, on July 1 of the calendar year in which the lease term commences, for union janitors, all classifications, in the building and maintenance trade in Seattle (including all applicable taxes and fringe benefits payable by employers). The ratio that such union scale on each July 1 during the lease term bears to the base scale will be reduced by 1.00 and



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
        then multiplied by $ 2.80 times the floor area of the leased premises, Commencing each such July 1, one-twelfth (1/12th) of the amount so determined shall be paid by Tenant to Landlord on the first day of each month during the ensuing one year period (or for the balance of the lease term if it is then less than one year).

        The base for other services and utilities provided by Landlord shall be the Consumer Price Index (CPI) for United States (All Cities) of the U.S. Department of Labor, Bureau of Labor Statistics, all items for April of the calendar year in which the lease term commences. If the published index is revised or changed, as for example by taking the average index for a different year as the base figure of 100, the base index will be adjusted accordingly. The ratio that such CPI for each April during the lease term bears to the base CPI will be reduced by
        1.00 and then multiplied by $ 5.09 times the floor area of the leased premises. Commencing on the July 1 following each such April, one-twelfth (1/12th) of the amount so determined shall be paid by Tenant to Landlord on the first day of each month during the ensuing one year period (or for the balance of the lease term if it is then less than one year). BASE YEAR SHALL BE 1995.

9. PROPERTY TAXES: If the amount of real property taxes on the land and the Building payable in a calendar year during the lease term exceeds the amount of such taxes payable in the calendar year the lease term commences (or, if a real property tax assessment of the land and the Building as completed has not been made for said year, then the first subsequent calendar year for which such assessment has been made), then Tenant shall reimburse Landlord for Tenant's proportionate share of such excess. Said share shall be an amount that bears the same ratio to such excess that the floor area of the leased premises bears to the floor area of the Building as stated in Section 1(b) hereof. Commencing July 1 of each such calendar year, one-twelfth (1/12th) of the amount so determined shall be paid by Tenant to Landlord as additional rent on the first day of each month during the ensuing one-year period (or for the balance of the lease term if it is then less than one (1) year). Tenant shall pay prior to delinquency all personal property taxes payable with respect to all property of Tenant located on the premises or in the Building and shall provide promptly upon request of Landlord written proof of such payment.

10. TAX ON RENTALS: If any governmental authority shall in any manner levy a tax on rentals payable under this lease or rentals accruing from use of property or a tax in any form against Landlord measured by income derived from the leasing or rental of the Building, such tax shall be paid by Tenant either directly or through Landlord; provided, however, that Tenant shall not be liable to pay any net income tax imposed on Landlord.

11. POSSESSION: In the event of the inability of Landlord to deliver possession of the leased premises or any portion thereof, at the time of the commencement of the term of this lease, Landlord shall not be liable for any damage caused thereby, nor shall this lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in such event, Tenant shall not be liable for payment of any rent until such time as Landlord can deliver possession. TENANT SHALL BE ENTITLED TO TWO (2) DAYS OF BASE RENT ABATEMENT FOR EACH DAY OF DELAYED DELIVERY AND POSSESSION BEYOND NOVEMBER 1, 1995, EXCEPT WHEN SUCH DELAY IS CAUSED BY THE TENANT AND NOT BY THE LANDLORD. If Landlord shall deliver possession of the leased premises to Tenant prior to the commencement date of this lease and Tenant agrees to accept the same at such time, both Landlord and Tenant agree to be bound by all provisions and obligations of this lease during the prior period, including the payment of rent at the same monthly rate, prorated for the prior period.

12. CARE OF LEASED PREMISES: Tenant shall take good care of the leased premises.

        Tenant shall, at the expiration or termination of this lease, surrender and deliver up the leased premises to Landlord in as good condition as when received by Tenant from landlord or as thereafter improved, reasonable use and wear and damage by CONDEMNATION AND fire or other casualty excepted.

        Tenant shall not make any alterations, additions or improvements in or to the leased premises, or make changes to locks on doors, or add, disturb or in any way change any plumbing or wiring without first obtaining the written consent of Landlord WHOSE CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. All damage or injury done to the leased premises by Tenant or by any persons who may be in or upon the



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        leased premises with the consent of Tenant, including the cracking or breaking of glass of any windows and doors; shall be paid for by Tenant and Tenant shall pay for all damage to the Building caused by Tenant's misuse of the leased premises or the appurtenances thereto. Tenant shall not put any curtains, draperies or other hangings on or beside the windows in the leased premises without first obtaining Landlord's consent. All normal repairs necessary to maintain the leased premises in a GOOD condition shall be done by or under the direction of Landlord and at Landlord's expense except as otherwise provided herein.

13. ACCEPTANCE OF LEASED PREMISES: If this lease shall be entered into prior to the completion of construction of the Building, or the portion of the Building to be occupied by Tenant, the acceptance of the leased premises by Tenant shall be deferred until the giving of written notice by Landlord to Tenant of the completion of such construction; thereupon Tenant shall within thirty (30) days after the giving of such notice make such inspection of the leased premises as Tenant deems appropriate, and, except as otherwise notified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the leased premises in their then condition.

14. LEASEHOLD IMPROVEMENTS: EXCEPT FOR THE IMPROVEMENTS NAMED IN EXHIBITS C, Tenant shall reimburse Landlord for Landlord's costs of making all leasehold improvements requested by Tenant, including but not limited to counters, partitioning, electrical and telephone outlets and plumbing connections other than as shown on an exhibit or other attachment hereto as being furnished by Landlord, provided, however, Tenant shall not be obligated to pay for the cost of any such leasehold improvements made without a written request therefor by Tenant to Landlord. Upon expiration or sooner termination of this lease, all improvements and additions to the premises including wall to wall carpeting, become the property of Landlord, except Tenant's trade fixtures.

15. ACCESS: Tenant will permit Landlord and its agents to enter into and upon the leased premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the leased premises or the Building. Nothing contained in this Section 15 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this lease. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this lease. Landlord shall have the right to enter the leased premises for the purpose of showing the leased premises to prospective Tenants within the period of 180 days prior to the expiration or sooner termination of the lease term.

16. DAMAGE OR DESTRUCTION: If the leased premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, restore the leased premises to their previous condition, and in the meantime the monthly rent shall be abated in the same proportion as the untenantable portion of the leased premise bears to the whole thereof, but unless Landlord within thirty (30) days after the happening of any such casualty, shall notify Tenant of its election to so restore the leased premises. HOWEVER, IF LANDLORD CANNOT REPAIR THE SPACE WITHIN 60 DAYS FROM THE DATE OF NOTICE, this lease shall thereupon terminate and end.

        If the Building shall be destroyed or damaged by fire of other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent that more than fifty percent (50%) thereof is rendered untenantable, or in case the Building shall be materially destroyed or damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the leased premises may be unaffected directly by such destruction or damage, Landlord may, at its election, by prior written consent of any first mortgagee and the Landlord under the Ground Lease, if any, terminate this lease by notice in writing to Tenant within sixty (60) days after such destruction or damage. Such notice shall be effective thirty (30) days after receipt thereof by Tenant.

17. WAIVER OF SUBROGATION: Whether the loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each herewith and hereby release and relieve the other from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in the Building, including the



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        Building itself, arising out of or incident to the occurrence of any of the perils which are covered by their respective fire and lightning insurance policies, with extended coverage endorsements, or (ii) loss resulting from business interruption at the leased premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which are covered by the business interruption insurance policy and by the loss of rental income insurance policy held by Landlord or Tenant. Each party shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other party.

18. INDEMNIFICATION: Tenant shall defend and indemnify Landlord and save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any act, omission, or negligence of Tenant, or the officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors of Tenant in or about the leased premises, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the leased premises; provided that the foregoing provision shall not be construed to make Tenant responsible for loss damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or of any officer, contractor, licensee, agent, servant employee, guest, invitee or visitor of Landlord. THE LANDLORD SHALL PROVIDE THE SAME DEFENSE AND INDEMNIFICATION AND HOLD THE TENANT HARMLESS.

        Tenant shall, at its own expense, keep and maintain in full force and effect during the term of this Lease, a policy of comprehensive public liability insurance OF NOT LESS THAN ONE MILLION DOLLARS, insuring Tenant's activities with respect to the premises or the Building against loss, damage or liability for personal injury or death or loss or damage to property in amounts satisfactory to Landlord. Tenant shall furnish to Landlord upon the Lease Commencement Date and from time to time thereafter certificates of insurance maintained by Tenant pursuant to this Section 18 if requested by Landlord. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties, OR LOSS OR DAMAGE CAUSED BY THE WILLFUL MISCONDUCT OR BREACH OF THIS LEASE, OR negligence of Landlord, or its officers, contractors, licensee, agents, employees, or invitees; provided, however, that in no event shall Landlord be liable to Tenant for damage to the premises or for any loss, damage or injury to any property therein or therein occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or wash stands, or other similar cause in, above, upon or about the premises or the Building, EXCEPT IF ARISING FROM LANDLORD OR ITS AGENTS OR EMPLOYEES' GROSS NEGLIGENCE. Tenant agrees to insure its property, including special improvements paid for by Tenant, against any perils as are normally covered in an all-risk insurance policy.

        Landlord shall not be liable for any loss or damage to person or property sustained by Tenant, or other persons, which may be caused by theft or by any act or neglect of any Tenant or occupant of the Building, or of any other person, or by any other cause of whatsoever nature, unless caused by the negligence of Landlord.

19. ASSIGNMENT AND SUBLETTING: Tenant shall not assign this lease nor sublet the whole or any part of the leased premises without first obtaining Landlord's written consent. No such assignment or subletting shall relieve Tenant of any liability under the lease. Consent, WHICH SHALL NOT BE UNREASONABLY withheld, to any such assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Tenant.

        If Tenant is a corporation, then any transfer of this lease by merger, consolidation or liquidation, or any change in the ownership of, or power to vote, the majority of its outstanding voting stock, shall constitute an assignment for the purposes of this section, UNLESS THE ASSIGNEE HAS A TANGIBLE NET WORTH, DETERMINED IN ACCORDANCE WITH ACCEPTED ACCOUNTING STANDARDS, AT LEAST EQUAL TO THE TANGIBLE PRESENT NET WORTH OF THE TENANT AS OF THE DATE OF THIS LEASE.

20. ADVERTISING: Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the



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

        leased premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the leased premises without first obtaining Landlord's written consent thereto. Any such consent by Landlord shall be upon the understanding and conditioning Tenant will remove the same at the expiration or sooner termination of this lease and Tenant shall repair any damage to the leased premises or the Building caused thereby. NOTWITHSTANDING THE ABOVE, TENANT MAY IDENTIFY ITS PRESENCE ON THE FLOOR WITH CORPORATE SIGNAGE.

21. LIENS AND INSOLVENCY: Tenant shall keep the leased premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by Tenant. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, or assignee or other liquidating officer is appointed for the business of Tenant, then Landlord may terminate Tenant's right of possession under this lease at Landlord's option.

22. DEFAULTS: Time is essence hereof, and in the event Tenant shall violate or breach or fail to keep or perform any covenant, agreement, term or condition of this lease, and if such default or violation shall continue or shall not be remedied within TEN (10) days (or, if no default in the rental is involved, within TWENTY (20) days) after notice in writing thereof is given by Landlord to Tenant, specifying the matter claimed to be in default, Landlord at its option, may immediately declare Tenant's rights under this lease terminated, and re-enter the leased premises, using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property from the leased premises. Notwithstanding any such re-entry, the liability of Tenant for the full rental provided for herein shall not be extinguished for the balance of the term of this lease, and Tenant shall make good to Landlord any deficiency arising from a reletting of the leased premises at a lesser rental, plus the REASONABLE AND NECESSARY costs and expenses of renovating or altering the leased premises. Tenant shall pay any such deficiency each month as the amount thereof is ascertained by Landlord.

23. PRIORITY: Tenant agrees that this lease shall be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the leased premises or the Building containing the same, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or beneficiary named in said mortgages or deeds of trust shall agree to recognize this lease in the event of foreclosure if Tenant is not in default thereunder BEYOND APPLICABLE CARE PERIODS. Within fifteen (15) days after written request from Landlord, Tenant shall execute any documents that may be necessary or desirable to effectuate the subordination of this lease to any such mortgages or deeds of trust and shall execute estoppel certificates as requested by Landlord from time to time in the standard form of any such mortgage or beneficiary.

        This lease is technically a sublease in that the land is subject to a Ground Lease, dated as of September 15, 1971 (the "Ground Lease"), between the Bank of California, N.A. ("Bank") and Landlord, for a basic term of sixty (60) years. The interest of such Bank in the land and in the Ground Lease has been transferred and conveyed to Metropolitan Life Insurance Company ("Metropolitan"), or its successor. This lease shall not terminate or be terminable by Tenant by reason of any termination of the Ground Lease by summary proceedings or otherwise, or foreclosure of a leasehold mortgage. If requested by Metropolitan under the Ground Lease, Tenant shall enter into a new lease with Metropolitan for the balance of the term of this lease upon the same terms and conditions set forth herein, or shall attorn to Metropolitan provided Metropolitan agrees to recognize this lease as long as Tenant shall not be in default hereunder beyond the period for occurring the same. Tenant hereby waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this lease or to surrender possession of the leased premises in the event the Ground Lease is terminated.

        Tenant shall take no steps to terminate this lease without giving written notice to Metropolitan and a reasonable opportunity to cure any default on the part of Landlord.

24. REMOVAL OF PROPERTY: If Tenant shall fail to remove any of its property of any nature whatsoever from the leased premises or the Building at the termination of this lease, or when Landlord has the right of reentry, Landlord may, at its option, remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the



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        cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell, or permit to be sold, any or all of such property at public or private side, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof, and, fourth, the balance, if any, to Tenant.

25. NON-WAIVER: Waiver by EITHER PARTY of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition, or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

26. SURRENDER OF POSSESSION: Upon expiration of the term of this lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the lease premises to Landlord.

27. HOLDOVER: If Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this lease, such tenancy shall be for an indefinite period of time on a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy, Tenant agrees to pay to Landlord the same rate of rental as set forth herein, unless a different rate shall be agreed upon, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable.

28. CONDEMNATION: If all of the leased premises or such portions of the Building as may be required for the reasonable use of the leased premises, are taken by eminent domain, this lease shall automatically terminate as of the date Tenant is required to vacate the leased premises and all rentals shall be paid to that date. In case of a taking of a part of the leased premises, or a portion of the Building not required by the reasonable use of the leased premises, then this lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the floor area of the leased premises is reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority. Landlord reserves all rights to damages to the leased premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses and for the interruption of or damage to Tenant's business, provided, that such damages may be claimed only if they are awarded separately in the eminent domain proceeding and not as part of the damages recoverable by Landlord.

29. NOTICES: All notices under this lease shall be in writing and delivered in person or sent by registered or certified mail to Landlord at the same place rent payments are made, and to Tenant as the leased premises, or such addresses as may hereafter be designated by either party in writing. Notices mailed as aforesaid shall be deemed given on the date THREE BUSINESS DAYS AFTER SUCH MAILING, OR ON THE DATE OF RECEIPT, WHICHEVER IS EARLIER.

30. COSTS AND ATTORNEYS' FEES: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this lease, including any suit by Landlord for the recovery of rent or possession of the leased premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

31. LANDLORD'S LIABILITY: Anything in this lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except for Landlord's interest in the premises and Building, but are made and intended for the purpose of binding only the Landlord's interest in the premise and Building. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors, and assigns on account of the lease or on account of any covenant, undertaking or agreement of Landlord in this lease contained.

32. CAPTIONS AND CONSTRUCTION: The titles to sections of this lease are not a part of this lease and shall have no effect upon the construction or interpretation of any part thereof. This lease shall be construed and governed by the laws of the State of Washington.

33. LANDLORD'S CONSENT: Whether Landlord's consent is required under the terms of hereof, such consent shall not be unreasonably withheld, CONDITIONED OR DELAYED.

34. SUCCESSORS: All of the covenants, agreements, terms and conditions contained in this lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

35.     GENERAL:

(a) Tenant AND LANDLORD represents and warrants to EACH OTHER that THEY HAVE not engaged any broker, finder or other person, OTHER THAN CUSHMAN & WAKEFIELD OF WASHINGTON, Inc., who would be entitled to any commission or fees in respect of the negotiations execution or delivery of this lease and shall indemnify EACH OTHER against any loss, cost, liability or expense incurred by EITHER PARTY as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements made or alleged to have been made by or on behalf of EITHER PARTY.

(b) This lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the premises and Tenant's use of the Building and other matters set forth in this lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect, and the covenants and agreements of this lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant. Any provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

(c) Any rent, additional rental or other sums payable by Tenant to Landlord which shall not be paid upon the due date thereof, shall bear interest at 12% PER ANNUM and calculated from the date of delinquency to the date of payments.

        IN WITNESS WHEREOF, this lease has been executed the day and year first above set forth.

                                       CONTINENTAL SEATTLE PARTNERS LIMITED
                                       PARTNERSHIP,
                                          a Washington Limited Partnership.

                                       BY CONTINENTAL SEATTLE REALTY CORP.,
                                                  General Partner


                                       By   /s/ GAYLE E. BOOTH
                                          --------------------------------------

                                       Attest   PRESIDENT    8-31-95
                                             -----------------------------------
                                                                    Landlord

                                       TOLL-FREE CELLULAR, INC., a Washington
                                       corporation


                                       By   /s/ MARK A. LAZAN
                                          --------------------------------------

                                       Its   CEO
                                          --------------------------------------
                                                                    Tenant

STATE OF Washington  )
                     ) ss.
COUNTY OF King       )

On this 31st day of August, 1995, before me personally appeared Mark A. Lazan, of Toll Free Cellular, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

IN WITNESS, WHEREOF, I have hereunto set my hand an affixed my official seal the day and year first above written.



                             Print Name: /s/ Duane Minaret
                             NOTARY PUBLIC in and for the State of Washington Seattle, residing at

                                       My appointment Expires: 03/15/98


STATE OF New York   )
                    ) ss.
COUNTY OF New York  )

On this 31st day of August, 1995, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared Gayle Booth to me known to be the President of CONTINENTAL SEATTLE REALTY CORPORATION (the "Corporation"), a Washington corporation, the corporation that executed the within and foregoing instrument as the general partner of CONTINENTAL SEATTLE PARTNERS LIMITED PARTNERSHIP (the "Partnership"), a Washington limited partnership, and on oath stated that she was duly elected, qualified and acting as said officer of the Corporation, and that said she was authorized to execute the said instrument on behalf of the Corporation, and that said instrument was the free and voluntary act and deed of the Corporation for the uses and purposes therein mentioned, and that the Corporation was authorized to execute the said instrument on behalf of the Partnership, and that said instrument was the free and voluntary act and deed of the Partnership for the uses and purposes therein mentioned.

WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.



                                Print Name: /s/ Gloria R. Giese
                                NOTARY PUBLIC in and for the State of New York, residing at 300 E. 46th Street

                                       My appointment Expires: 3-29-97

                          [graphic to be inserted here]


                           Exhibit A: 34th Floor Plan
                             Toll-Free Cellular Inc.
                                   Suite 3400
                           11,978 Rentable Square Feet

                                    EXHIBIT B


Exhibit B to the lease dated the 31st day of August, 1995, between Continental Seattle Partners Limited Partnership and Toll Free Cellular, Inc.

                              RULES AND REGULATIONS

1. The sidewalks, halls, passages, elevators, stairways, exits and entrances of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Premises. The halls, passages, exits, entrances, elevators, lobbies, and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

2. The Premises shall not be used for lodging or sleeping, and unless ancillary to a restaurant or other food service use specifically authorized in Tenant's lease, no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of hot beverages and use of microwave ovens for Tenant and its employees shall be permitted.

3. Landlord shall clean the leased Premises as provided in its routine janitorial schedule, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Premises for such purpose. Tenant shall have the right to have an employee on the Premises for special and/or extraordinary cleaning such as maintenance of hardwood floors, carpet cleaning, furniture cleaning and other such services not provided by Landlord but as desired by Tenant, and at Tenant's sole expense. Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

4. Cleaning of interior glass relights or entry glass relights shall be at Tenant's expense. If Tenant's leased premises contains a sink, refrigerator, ice-maker, waste disposal, dishwasher, or other such fixtures such items shall be maintained and repaired by the Tenant at the Tenant's sole costs and expense. Costs related to pest control for kitchen areas, fixtures, plants, etc. shall also be the Tenant's.

5. Tenants shall not alter any lock or install a new or additional lock or any bolt on any door of the leased Premises without furnishing Landlord with a key for any such lock and obtaining prior permission. Tenant, upon the termination of its tenancy shall deliver to Landlord all keys and/or security cards to doors in the Building and the Premises that shall have been furnished to Tenant and in the event of loss of any keys and/or security cards so furnished, shall pay Landlord therefor.

6. At Tenant's expense, chair pads shall be required under roller casters to preserve carpet appearance, prevent accelerated wear, and act as a deterrent toward carpet delamination.

7. The freight elevator shall be available for use by Tenant, subject to such reasonable scheduling as Landlord shall deem appropriate. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, supplies, furniture or other property brought into the Building. No safes or other objects larger or heavier than the freight elevator of the Building is limited to carry shall be brought into or installed on the leased premises without Landlord's prior written consent. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight of such objects. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the building by moving or maintaining Tenant's property shall be repaired at the expense of Tenant. The moving of heavy objects shall occur only between such hours as may be designated by and only upon written notice to Landlord and the persons employed to move heavy objects in or out of the Building must be acceptable to Landlord.

8. At Tenant's sole costs and expense, Tenant shall install and maintain within the demised premises, an adequate, visibly marked, at all time properly operational ABC rated fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment.

9. Tenant shall not use or keep in the Premises or in the Building any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not sweep or throw or permit to be swept or thrown from the leased Premises any debris or other substance into any of the corridors, halls, or lobbies or out of the doors or windows or into the stairway of the Building and Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Building.

10. No animal or bird of any kind shall be brought into or kept in or about the demised premises or the building. Fish aquariums are acceptable, however Landlord assumes no responsibility or liability whatsoever for the maintenance, operation or safety of the aquariums and their contents.

11. Tenant shall not alter the settings of any non-adjustable thermostat nor tamper with any electrical, mechanical, or HVAC systems or equipment.

12. During non-business hours and on holidays, access to the Building or to the halls, corridors or stairways in the Building, or to the leased Premises, may be refused unless the person seeking access is known to the Building and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of same by such action as Landlord may deem appropriate, including closing entrances to the Building.

13. Tenant shall see that the doors of the Premises are closed and securely locked at such time as Tenant's employees leave the Premises.

14. The toilet rooms, toilets, urinals, wash bowls and other apparatus, as well as any sinks located within Tenant's leased premises, shall not be used for any purpose other than that for which they were construed. No foreign substance of any kind whatsoever, including coffee grounds, shall be deposited therein, and any damages resulting to same from Tenant's misuse shall be paid for by Tenant.

15. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service from the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's lease or otherwise approved by Landlord. No Tenant shall obtain for use upon the leased premises, ice, towel and other similar services, or accept barbering or shoe polishing services in the leased premises, except from persons authorized by Landlord and at hours and under regulations fixed by Landlord.

16. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

17. Tenant shall not use in any space, or in the common areas of the building, any handtrucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises.

                           BANK OF CALIFORNIA CENTER
                                  LEASE INDEX

18. No sign, advertisement or notice visible from the exterior of the leased Premises shall be inscribed, painted or affixed by Tenant on any part of the Building or leased premises without the written consent of the Landlord. If Landlord shall have given consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

19. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed and, there shall be no hanging plants or other similar objects in the immediate vicinity of the windows or placed upon the window sills or hung from the window heads.

20. No tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the leased Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the leased Premises, shall be subject to approval by Landlord. The expenses of repairing any damage resulting from a violation of this rule shall be borne by the Tenant by whom, or by whose agents, clerks, employees or visitors, the damage shall have been caused.

21. All loading and unloading of merchandise, supplies, materials and furniture and delivery of same to the Premises shall be made between such reasonable hours in such entryway and elevators as Landlord shall designate. In its use of the loading areas on the first basement floor, Tenant shall not obstruct or permit the obstruction of said loading areas, and at no time shall Tenant park vehicles therein except for loading and unloading.

22. Tenant, Tenant's agents, servants, employees, contractors, licensees or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking."

23. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Building is prohibited and Tenant shall cooperate to prevent same.

24. Tenant shall not permit the use or the operation of any coin operated machines on the Premises, including, without limitation, vending machines, video games pinball machines, or pay telephones without the prior written consent of Landlord.

25. Landlord may direct the use of all pest extermination and scavenger contractors at such intervals as Landlord may require.

26. If Tenant desires telephone or telegraph connections, Landlord will direct service technicians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.

27. Replacement of ceiling lamps other than building standard 2x4 fluorescent fixtures (i.e., incandescent lights, wall washers, track light, etc.) shall be at Tenant's expense.

28. Tenant shall immediately upon request from Landlord (which request need not be in writing), reduce its lighting in the premises for temporary periods designated by Landlord, when required in Landlord's judgment to prevent overloads of mechanical or electrical systems of the building.

29. Tenant, or Tenant's guests who ride bicycles shall use the building's designated bicycle racks. Bikes shall not be allowed in the building lobbies, elevator cars, or tenant suites, and Tenant shall assist the Landlord in the enforcement of this stipulation, should any of Tenant's employees violate this rule.

30. Landlord reserves the right to select the name of the Building and the buildings therein and to make such change or changes of name as it may deem appropriate from time to time, and Tenant shall not refer to the Building and buildings therein by any name other than: (i) the names as selected by Landlord (as same may be changed from time to time), or (ii) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Building and the buildings therein in any respect other than as an address of its operation of the Building without the prior consent of Landlord.

31. The requirements of Tenant will be attended to only upon application of telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

32. Landlord may waive any one or more of the Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of the Rules and Regulations against any or all of the tenants in the Building.

33. Wherever the word "Tenant" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, employees and visitors. Wherever the word "Landlord" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, employees, and visitors.

34. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

35. Landlord reserves the right to make such other and reasonable rule and regulations as in its judgments may from time to time be needed for the safety care and cleanliness of the Building, and for the preservation of good order therein.

EXHIBIT C TO LEASE DATED AUGUST 31, 1995 BETWEEN CONTINENTAL SEATTLE PARTNERS LIMITED PARTNERSHIP AND TOLL-FREE CELLULAR INC.

                         ADDITIONAL TERMS AND PROVISIONS

1.      FLOOR AREA:

        11,978 square feet

2.      SPACE POCKET:

        For the first 12 months of the initial 60-month lease term, the Landlord agrees to charge base monthly rent on designated portions of the space as follows:

               Months                 Pay Rent On                Space Pocket
               ------                 -----------                ------------
                 1-6                   6,000 s.f.                 5,978 s.f.
                 7-8                   8,000 s.f.                 3,978 s.f.
                9-12                   9,000 s.f.                 2,978 s.f.
               13-60                  11,978 s.f.                     0 s.f.

        A "space pocket" is defined as an area within the Tenant's lease premises which is totally unused. As long as the designated areas remain unused during the initial twelve-month period, the base rent remains as set forth in Exhibit C, Base Monthly Rent. If, however, some or all of the pocket space is used during this twelve-month period, the additional square footage shall be measured then multiplied by the base annual rate (plus escalation rate, if any) set forth on the rental schedule for that period of time that the pocket space is being taken. The amount shall be divided by twelve and shall be added to the Tenant's then current base monthly rent. By way of example, Tenant takes 481 square feet multiplied by $15.00 = $7,215.00 per annum divided by 12 = $601.25. The amount of $601.25 shall be added to the tenant's then current rent.

3.      INITIAL LEASE TERM:

        The initial lease term shall be five (5) years, commencing no earlier than September 1, 1995, but no later than November 1, 1995 or upon substantial completion of the improvements, whichever is first. Upon Tenant's possession of the space, Landlord and Tenant shall execute an amendment to the Lease which shall set forth the exact commencement and expiration dates. See paragraph 11, POSSESSION.

4.      RENEWAL OPTION:

        So long as Tenant is not in default of any provision or condition of this Lease, Tenant shall have the option to extend the initial 60-month term of this Lease for one additional period of 60 months on the same terms, covenants and conditions of this Lease, except that the monthly rent shall be the fair market rent for premises on the expiration date of the initial term. If Landlord and Tenant are unable to agree upon the fair market rent prior to the expiration date, the question will be submitted to final, non-appealable arbitration according to the American Arbitration Association rules then in effect. Tenant shall exercise its option by giving Landlord written notice at least 180 days prior to the expiration of the initial term of this Lease. In no event shall the fair market rental value of the premises for the option period be less than the provided during the initial term.

5.      BASE MONTHLY RENT:

                                                             Base                  Base
                                       S.F.                 Monthly               Annual
               Months                  Area                  Rent                  Rate
               ------                  ----                  ----                  ----
                1 - 6                 6,000                $ 7,500.00             $  15.00
                7 - 8                 8,000                $10,333.33             $  15.50
               9 - 12                 9,000                $11,625.00             $  15.50
               13 - 60               11,978                $15,471.58             $  15.50

        Rent shall be payable on or before the first day of each month.

6.      LEASEHOLD IMPROVEMENTS:

        THE LANDLORD SHALL PROVIDE THE TENANT WITH A MAXIMUM LEASEHOLD IMPROVEMENT ALLOWANCE OF $7.00 PER SQUARE FOOT, OR $83,846.00. THE SELECTION OF IMPROVEMENTS SHALL BE AT TENANT'S DISCRETION, AND APPROVED BY THE LANDLORD. DELIVERY OF SUCH IMPROVEMENTS SHALL BE ACCEPTABLE TO THE TENANT. LANDLORD SHALL SUPERVISE AND COORDINATE ALL ACTIVITIES RELATED TO THE CONSTRUCTION INCLUDING THE HIRING OF SUBCONTRACTORS.

7.      SPACE PLANNING:

        Landlord shall pay Tenant's planner, Burgess Design, for one schematic plan, plus one revision, and a final set of construction drawings.

8.      BUILDING PLANNING:

        In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons, upon notifying Tenant in writing, Landlord shall have the right at Landlord's expense to move Tenant to other space in the building and the terms and conditions of the original Lease shall remain in full force and effect. An amendment which exhibits the location and square footage of the new space shall become part of this Lease. The Amendment shall further state all current data related to the new premises.

9.      RIGHT OF FIRST OPPORTUNITY TO LEASE (EXPANSION SPACE):

        Provided that as of the date of exercise there has been no event of default on the part of the Tenant, Tenant shall have the right of first opportunity to lease space on the 33rd floor which becomes vacant and available for lease ("Expansion Space"). Landlord agrees that, prior to entering into commitment with a third party for the leasing of the Expansion Space, Tenant shall be given written notice thereof ("Notice"). The notice shall contain an offer by Landlord to lease the Expansion Space at a price and upon terms that Landlord has negotiated with THE third party. Tenant shall have the right to lease the Expansion Space by agreeing within five (5) business days to match the terms agreed upon between the Landlord and THE third party.

        Tenant may elect to lease the expansion space by giving written notice thereof to Landlord within five (5) business days after receipt of notice. If Tenant fails to timely give notice of its election, or if Tenant notifies Landlord that it declines to elect to lease the Expansion Space, or if a lease for such Expansion Space is not executed within thirty (30) days of the date of such Notice DUE TO TENANT'S UNEXCUSED DELAY, Landlord shall have the right to lease the Expansion Space to any third party at any price and upon any other terms and conditions as Landlord shall in its sole discretion determine.

10.     TENANT'S RIGHT TO EARLY TERMINATION:

        Tenant shall have the right to terminate the Lease under the following circumstances: (1) the Landlord cannot TIMELY accommodate the Tenant's expansion of 3,000 square feet or more AT A MARKET RATE in the same elevator bank in the Building; or (2) there is a bona fide sale of Tenant to another company and the new owner closes the Tenant's Seattle office. THE TERMINATION SHALL BE VOID IF the office DOES NOT remain closed of more than one year.

        If Tenant elects to terminate the Lease pursuant to this paragraph seven
        (7) months prior to the effective date of termination, TENANT SHALL provide the Landlord with written notice of its intent to terminate the Lease.

        If Tenant exercises its right to terminate the Lease pursuant to this paragraph, it may elect to terminate the Lease effective either October 31, 1998 or October 31, 1999. If Tenant terminates the Lease effective October 31, 1998, it shall pay Landlord an additional fee equal to three
        (3) months of Rent. If Tenant terminates the Lease effective October 31, 1999, it shall pay Landlord an additional fee equal of two (2) months of Rent. Tenant shall also pay to Landlord the STRAIGHT-LINE unamortized portion, as of the effective date of cancellation, of the following costs, plus interest at the rate of ten percent (10%):

        1.     Architectural fees (PAID TO BURGESS DESIGN)
        2.     Tenant Improvement costs
        3.     Broker fees (PAID TO CUSHMAN & WAKEFIELD)



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11.     COLLATERAL/SECURITY DEPOSIT:

        Within five (5) business days of the full execution of this Lease, Tenant shall deposit with Landlord the sum of $179,670 as collateral in the event of Tenant's material default in its obligations under the Lease. Landlord shall deposit the funds with the Bank of Tokyo, Ltd. (the "Bank") in an interest bearing account in the name of Landlord in trust for Tenant. Commencing on the commencement date of the Lease and thereafter on the first business day of each calendar month, the Bank shall be instructed to disburse to Landlord an amount equal to Tenant's rent obligation for such calendar month under the Lease, as such rent obligation may increase if Tenant occupies its space pockets under the Lease prior to the scheduled takedown date.

        In establishing the collateral account the Bank shall be instructed that any disbursements to Landlord in excess of Tenant's scheduled monthly rent obligation will require Tenant's written consent or a court order after due notice to Tenant. To obtain a better interest yield on the funds deposited in the collateral account, Landlord shall be permitted to transfer all or part of the funds in the collateral account to one or more certificates of deposit in the name of Landlord in trust for Tenant. Landlord shall be solely responsible for insuring that the maturity dates of the certificates of deposit will provide adequate funds in the collateral account for the monthly base rent disbursements required above.

        When the collateral account balance plus the balance of any certificates of deposit in which Tenant's prepaid funds have been transferred equals $20,000, inclusive of accrued interest, Landlord's right to monthly disbursements shall terminate and such $20,000 shall be considered Tenant's security deposit under the Lease. Thereafter, Tenant shall pay directly to Landlord the monthly base rent due each month pursuant to the Lease. All interest accruing on the security deposit shall be part of the security deposit.

        In the event Tenant materially defaults in its obligations under the Lease beyond applicable cure periods, then in addition to any other available remedy Landlord may have, Landlord shall be entitled to receive all funds remaining in the collateral account or in the certificates of deposit.

        If the Lease terminates for any reason other than Tenant's material default during any period when there are funds remaining in the collateral account or in certificates of deposit, all funds remaining in the collateral account shall be disbursed to Tenant and all certificates of deposits transferred to Tenant's sole ownership.

12.     PARKING:

        Landlord shall provide, during the term of this Lease and any additional term, the opportunity to lease one (1) covered parking stall per 1,000 square feet of leased space, (twelve) within the garage. The cost for the parking space shall be at the Landlord's prevailing rate charged other monthly parkers.

        Tenant shall have the right to increase its allocation of parking spaces by notifying the Landlord. Landlord will provide additional parking spaces, on a month-to-month basis, to Tenant on a priority basis which means that Tenant will have priority to lease additional spaces over any non-tenant persons using the parking garage.

13.     ASBESTOS-CONTAINING MATERIALS ("ACM"):

        During the initial term of the Lease, Landlord agrees to pay for ACM-related costs (such as monitoring, containment, etc.) and any other incremental costs associated with Tenant improvement construction and related cabling, if, in its sole judgment, such ACM-related work is necessary.

14.     AMERICANS WITH DISABILITIES ACT ("ADA"):

        Landlord agrees to continue to bear the costs of ADA-related improvements for its common areas, including restrooms, and to comply with laws related to the ADA. However, if Tenant hires a physically disabled person, then the Tenant shall take responsibility to improve its Lease Premises (with the exception of lock-sets which shall be a Landlord expense), at its sole cost, to meet the needs of its employee(s).



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15.     BROKER:

        WITHIN FIVE (5) BUSINESS DAYS OF LANDLORD'S RECEIPT OF TENANT'S COLLATERAL/SECURITY DEPOSIT, Landlord shall pay Cushman & Wakefield a broker's commission of $41,923.00, or $3.50 per square foot, only for the initial Premises measuring 11,978 rentable square feet on the 34th floor.

16.     EXECUTORY SIGNATURES:

        THIS LEASE MAY BE SIGNED IN COUNTERPARTS AND SIGNATURES TRANSMITTED BY FACSIMILE WILL BE DEEMED EQUIVALENT TO ORIGINAL SIGNATURES.

17.     BANKRUPTCY COURT APPROVAL:

        TENANT MAY TERMINATE THIS LEASE, AT TENANT'S SOLE OPTION, UNLESS LANDLORD OBTAINS AND DELIVERS TO TENANT BY NO LATER THAN SEPTEMBER 10, 1995, AN ORDER BY THE BANKRUPTCY COURT APPROVING THE LEASE.

18.     SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT:

        WITHIN TEN (10) BUSINESS DAYS FROM THE MUTUAL EXECUTION OF THIS LEASE, LANDLORD SHALL DELIVER TO TENANT A SIGNED SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT SIGNED BY AN OFFICER OF THE BANK OF TOKYO, LTD.

        IF LANDLORD DOES NOT DELIVER THE SUBORDINATION ATTORNMENT AND NON-DISTURBANCE AGREEMENT TO TENANT WITHIN SUCH TEN (10) BUSINESS DAY PERIOD, TENANT, AT ITS SOLE OPTION, MAY CANCEL THE LEASE.

19.     CORRECTION TO LESSEE'S CORPORATE NAME:

        ALL REFERENCES IN THIS LEASE TO TOLL-FREE CELLULAR, INC. ARE HEREBY CHANGED TO TOLL FREE CELLULAR INC.



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                                    EXHIBIT D

                          LEGAL DESCRIPTION OF THE LAND


All of Block 22, Addition to the Town of Seattle, as laid out on the claims of C.D. Boren and A.A. Denny and H.L. Yesler commonly known as C.D. Boren's Addition to the City of Seattle, according to the plat thereof recorded in Volume I of Plats, page 25, in King County, Washington;

TOGETHER WITH the vacated alley in said Block 22, which would attach thereto by operation of law;

EXCEPT the southwesterly 9 feet of said Block 22, as condemned in King County Superior Court Cause No. 50320 for Fourth Avenue as provided by Ordinance No. 13074 of the City of Seattle.



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
                               JANITORIAL SERVICES


NIGHTLY (SUNDAY THROUGH THURSDAY):

Empty ashtrays
Empty wastebaskets
Remove boxes, waste, etc. from the suite
Light dusting of those desks and stations which have been cleared of papers Vacuum reception areas and heavily trafficked hallways Wipe clean all smudged bright work, including sinks, brass work and kickplates Spot clean carpets and floors as required All light turned off (unless tenants are still working) Lock entry doors

WEEKLY (IN ADDITION TO NIGHTLY SERVICES):

Dust coatracks, shelves, credenzas, ledges, sills, door louvers Complete vacuuming of full office suite including under desks

MONTHLY (IN ADDITION TO NIGHTLY AND WEEKLY SERVICES):

Dust all "high-reach" areas, i.e., tops of door jambs, furniture ledges, air conditioning diffusers, picture frames
Highspeed buff and wax all vinyl flooring
Edge all carpeted area
Dust venetian blinds

QUARTERLY (IN ADDITION TO NIGHTLY, WEEKLY AND MONTHLY SERVICES):

Vacuum upholstered furniture
Scrub and rewax vinyl floors as needed

SEMI-ANNUALLY (IN ADDITION TO NIGHTLY, WEEKLY, MONTHLY, AND QUARTERLY SERVICES):

Dust light fixtures

THE JANITORIAL contract does not include the following services without pre-arrangement; and without extra charges:

Wash dishes
Clean refrigerators
Hardwood floor refinishing
Carpet shampooing or extraction
Upholstered furniture cleaning
Wash interior glass relights
Replacement of incandescent light bulbs, bulbs for desk lamps, or any other non-standard lighting.




                         EXHIBIT E TO THE LEASE BETWEEN
         CONTINENTAL SEATTLE PARTNERS L.P. AND TOLL-FREE CELLULAR, INC.

                            JANITORIAL SPECIFICATIONS



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